UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22853

StoneCastle Financial Corp.

(Exact name of registrant as specified in charter)

152 West 57th Street, 35th Floor
New York, NY 10019

(Address of principal executive offices) (Zip code)

Joshua S. Siegel

StoneCastle Financial Corp.

152 West 57th Street, 35th Floor

New York, NY 10019

(Name and address of agent for service)

Copies of Communications to:

John P. Falco, Esq.

Pepper Hamilton LLP

3000 Two Logan Square / Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

(215) 981-4659

Registrant’s telephone number, including area code: (212) 354-6500

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

StoneCastle Financial Corp. Schedule of Investments (unaudited)

As of March 31, 2016

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Term Loans – 9.1%
Banking – 9.1%
Community 1st Bancorp	Subordinated Term Loan, 7.99%, 1/1/2026	$5,000,000	$5,000,000
First Colebrook Bancorp, Inc.	Subordinated Term Loan, 7.99%, 4/1/2026	$5,000,000	5,000,000
MidWest Community Financial Corporation	Subordinated Term Loan, 7.25%, 1/1/2026	$2,500,000	2,487,500
	Total Term Loans (Cost $12,500,000)		12,487,500
Debt Securities – 4.1%
Banking – 4.1%
MMCapS Funding I, Ltd. / MMCapS Funding I, Inc.	Fixed Rate Senior Notes, 8.04%, 6/8/2031, 144A(4)	$6,512,291	5,698,255
	Total Debt Securities (Cost $5,033,379)		5,698,255
Trust Preferred Securities – 30.7%
Banking – 30.7%
Amboy Capital Trust I	Trust Preferred Security, 9.00%, 7/29/2029, 144A(4)	$15,500,000	15,422,500
Capital City TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$1,917,467	1,893,499
Central Trust Company Capital Trust I	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$2,500,000	2,512,500
Countrywide Capital Trust IV	Trust Preferred Security, 6.75%	20,000	507,800
Deutsche Bank Contingent Capital Trust V	Trust Preferred Security, 8.05%	45,978	1,162,784
First Alliance Capital Trust I	Junior Subordinated Debt (Trust Preferred Security), 10.25%, 7/25/2031	$6,500,000	6,532,500
First Citizens TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$2,237,045	2,209,082
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$2,556,622	2,537,447
Mercantil TPS LLC	Trust Preferred Security Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$4,793,667	4,757,714
National Bank of Indianapolis TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$4,314,300	4,271,157
PrivateBancorp Capital Trust IV	Trust Preferred Security, 10.00%	13,322	354,898
	Total Trust Preferred Securities (Cost $43,097,417)		42,161,881
Preferred Shares of Credit Securitization – 31.6%
Banking – 31.6%
Community Funding CLO, Ltd.*	Preferred Shares(5) (Estimated effective yield 10.49%), 144A(4)	$45,500,000	43,367,188
	Total Preferred Shares of Credit Securitization (Cost $45,743,208)		43,367,188

1	StoneCastle Financial Corp. |	See notes to Schedule of Investments

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Preferred Stocks – 48.4%
Banking – 48.4%
Banc Of California, Inc.	Depositary Shares, Each Representing a 1/40th Interest in a Share of 7.375% Non-Cumulative Perpetual Preferred Stock, Series D	40,000	$1,036,800
Blue Ridge Bancshares, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	200,000	200,000
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%(6)#	6,400,000	5,280,000
Chicago Shore Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%(6)@	150,000	123,750
Citizens Bancshares Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	12,000,000	12,000,000
Citizens Bancshares Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	750,000	750,000
Colony Bankcorp, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	3,661,000	3,661,000
Fidelity Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	1,551,000	1,551,000
Fidelity Financial Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	126,000	126,000
First Reliance Bancshares	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	9,626,000	9,626,000
First Reliance Bancshares	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	487,000	487,000
First United Corporation	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	10,666,670	10,666,670
First Western Financial, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	131,000	131,000
First Western Financial, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series C, 9%	219,000	219,000
Katahdin Bankshares Corporation	Floating Rate Non-Cumulative Preferred Stock, Series D, 8.75%	10,000,000	9,950,000
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	250,000	246,250
SouthCrest Financial Group, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	1,900,000	1,881,000
SouthCrest Financial Group, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	345,000	341,550
Tennessee Valley Financial Holdings, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	100,000	98,500
Tennessee Valley Financial Holdings, Inc.	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	49,000	55,125
TriSummit Bank	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	2,765,000	2,765,000
Universal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	5,205,000	5,205,000
Universal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	95,000	95,000
	Total Preferred Stocks (Cost $68,210,634)		66,495,645
Common Stocks – 2.1%
Banking – 2.1%
Happy Bancshares, Inc.	Equity Security - Private Placement, 144A(4)(6)	44,000	1,136,960

See notes to Schedule of Investments	| StoneCastle Financial Corp.	2

Company(1)	Investment	# of Shares/Par Amount ($)(2)	Fair Value(3)
Banking (continued)
Pioneer Bancshares, Inc.	Equity Security(6)	83,400	$1,718,874
	Total Common Stocks (Cost $2,502,200)		2,855,834
Exchange Traded Fund – 2.7%
Diversified Financial Services – 2.7%
iShares S&P U.S. Preferred Stock Index Fund	Preferred Stock Exchange Traded Fund	95,797	3,738,957
	Total Exchange Traded Fund (Cost $3,798,602)		3,738,957
Limited Partnership Interest – 0.6%
Banking – 0.6%
Priam Capital Fund I, L.P.	Limited Partnership(6)	50,000	835,000
	Total Limited Partnership Interest (Cost $1,003,317)		835,000
	Total Long Term Investments (Cost $181,888,757)		177,640,260
Short-Term Investment – 2.8%
Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio	Institutional Share Class	3,896,283	3,896,283
	Total Short-Term Investment (Cost $3,896,283)		3,896,283
	Total Investments (Cost $185,785,040)(7)(8)† — 132.1%		181,536,543
	Other assets and liabilities, net — (32.1)%(9)		(44,095,360)
	Total Net Assets — 100.0%		$137,441,183

(1)	We do not “control” and are not an “affiliate” of any of our investments, each as defined in the Investment Company Act.
(2)	$represents security position traded in par amount.
(3)	Fair Value is determined in good faith in accordance with the Company’s valuation policy and is reviewed and approved by the company’s Board of Directors.
(4)	Security is exempt from registration under Rule 144A of the Securities Act of 1933.
(5)	The preferred shares are considered an equity position in the credit securitization. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company’s securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.
(6)	Currently non-income producing security.
(7)	Investments are income producing assets unless otherwise noted by footnote (6).
(8)	Cost values reflect accretion of original issue discount or market discount, and amortization of premium.
(9)	Includes $50.5 million in bank loans from Texas Capital Bank.
#	As of March 31, 2016, this investment has deferred, undeclared and compounding dividends of $144,000 that will be recognized by StoneCastle Financial Corp. once they are declared by Chicago Shore Corporation.
@	As of March 31, 2016, this investment has deferred, undeclared and compounding dividends of $3,375 that will be recognized by StoneCastle Financial Corp. once they are declared by Chicago Shore Corporation.
†	As of March 31, 2016, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $1,058,834 and gross unrealized depreciation was $5,307,331, resulting in net unrealized depreciation of $4,248,497.

3	StoneCastle Financial Corp. |	See notes to Schedule of Investments

*	The following is a listing of the amount of principal outstanding by Issuer, unsecured subordinated debentures and notes that were made by Community Funding CLO, Ltd. See Notes to Schedule of Investments for additional information on StoneCastle Financial Corp’s. investment in Community Funding CLO, Ltd.

Bank Name	Principal Amount	State	Bank Name	Principal Amount	State
First Partners Financial, Inc.	$5,500,000	Alabama	InterMountain Bancorp, Inc.	$7,500,000	Montana
Cornerstone Community Bancorp	5,000,000	California	First State Holding Co.	9,350,000	Nebraska
Stockmens Bank	2,500,000	Colorado	Highlands Bancorp, Inc.	7,500,000	New Jersey
Bankwell Financial Group	7,500,000	Connecticut	Country Bank Holding Co., Inc.	7,500,000	New York
SBT Bancorp, Inc.	7,500,000	Connecticut	Pathfinder Bancorp, Inc.	10,000,000	New York
Biscayne Bancshares, Inc.	7,500,000	Florida	Quontic Bank Holdings Corporation	3,000,000	New York
Idaho Trust Bancorp	5,000,000	Idaho	MidWest Community Financial Corp.	7,500,000	Oklahoma
Bancorp Financial, Inc.	12,500,000	Illinois	Myers BancShares, Inc.	10,000,000	Oklahoma
Freeport Bancshares, Inc.	3,150,000	Illinois	First Resource Bank	2,000,000	Pennsylvania
Market Street Bancshares, Inc.	7,500,000	Illinois	Victory Bancorp, Inc.	5,000,000	Pennsylvania
First Internet Bancorp	10,000,000	Indiana	Sandhills Holding Company, Inc.	8,500,000	South Carolina
Treynor Bancshares, Inc.	12,500,000	Iowa	First Citizens Bancshares, Inc.	10,000,000	Texas
Freedom Bancshares, Inc.	2,000,000	Kansas	Happy Bancshares, Inc.	7,500,000	Texas
Williams Holding Company, Inc.	1,000,000	Kansas	Linden Bnacshares, Inc.	4,000,000	Texas
CB&T Holding Corp.	12,500,000	Louisiana	First National Corporation	5,000,000	Virginia
Delmar Bancorp	2,000,000	Maryland	FS Bancorp. Inc.	10,000,000	Washington
Citizens Bancshares	12,500,000	Missouri	Partnership Community Bancshares	7,000,000	Wisconsin
Security State Bancshares, Inc.	12,500,000	Missouri	Total	$250,000,000

See notes to Schedule of Investments	| StoneCastle Financial Corp.	4

Notes to Schedule of Investments (unaudited)

Investment Valuation–The most significant estimates made in the preparation of the financial statements of StoneCastle Financial Corp. (“SCFC”or the“Company”) are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

• Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

• Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly; and

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC’s

5	StoneCastle Financial Corp. |

own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC’s Board of Directors will also review valuations of such investments provided by StoneCastle Asset Management LLC, the Advisor to the Company (“the Advisor”). Securities for which market quotations are readily available shall be valued at “market value.” If a market value cannot be obtained or if SCFC’s Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

The Company’s assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at March 31, 2016, were as follows:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 03-31-16	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS
Term Loans	$12,487,500	$—	$12,487,500	$—

Debt Securities	5,698,255	—	5,698,255	—

Trust Preferred Securities	42,161,881	2,025,482	40,136,399	—

Preferred Shares of Credit Securitization	43,367,188	—	43,367,188	—

Preferred Stock	66,495,645	1,036,800	60,055,095	5,403,750

Common Stock	2,855,834	—	—	2,855,834

Exchange Traded Fund	3,738,957	3,738,957	—	—

Limited Partnership Interest	835,000	—	—	835,000

Money Market Fund	3,896,283	3,896,283	—	—

Total Investments in Securities	$181,536,543	$10,697,522	$161,744,437	$9,094,584

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

| StoneCastle Financial Corp.	6

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires SCFC to present a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of a period. U.S. GAAP also requires SCFC to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented below:

			LIMITED
	PREFERRED	COMMON	PARTNERSHIP
	STOCK	STOCK	INTEREST	TOTAL
Balance at December 31, 2015	$—	$2,816,622	$895,500	$3,712,122
Realized gains including earnings	—	—	—	—
Unrealized appreciation/(depreciation) on investments	—	39,212	(60,500)	(21,288)
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers in	5,403,750	—	—	5,403,750
Transfers out	—	—	—	—
Balance at March 31, 2016	$5,403,750 *	$2,855,834 (1)	$835,000 (1)	$9,094,584

The change in unrealized appreciation/(depreciation) on Level 3 securities held as of March 31, 2016 was ($21,288).

	Fair Value at
	3/31/2016	Valuation Techniques	Unobservable Inputs	Range
			Price to book ratio	1.24% - 1.45%
Common Stock	$2,855,834	Prior transaction analysis	Discount for transaction costs	3%
Limited Partnership			Price to book ratio	0.96%
Interest	$835,000	Prior transaction analysis	Discount for transaction costs	3%

For more information with regard to significant accounting policies, see the most recent Company’s annual report filed with the Securities and Exchange Commissions.

* Valuation changed from multiple broker quotes to single broker quote.

(1) Value based on price-to-book valuation analysis.

7	StoneCastle Financial Corp. |

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	5/5/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Joshua S. Siegel
Joshua S. Siegel, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	5/5/2016

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	5/5/2016

* Print the name and title of each signing officer under his or her signature.